UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2008

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on March 17, 2008, Allscripts Healthcare Solutions, Inc. (“Allscripts”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Misys plc (“Misys”), Misys Healthcare Systems, LLC (“MHS”), and Patriot Merger Company, LLC (“Patriot”). On October 10, 2008, Allscripts completed the transactions contemplated by the Merger Agreement (the “Transactions”), which included the merger of Patriot with and into MHS (the “Merger”), with MHS surviving as a wholly-owned subsidiary of Allscripts, and the purchase by Misys, through one of its subsidiaries, of shares of Allscripts’ common stock for $330,000,000 in cash (the “Share Purchase”). At the closing of the Merger, Allscripts changed its name to Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts-Misys”).

Item 7.01.	Regulation FD Disclosure

Attached as Exhibit 99.3 is non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS. The information furnished under this Item 7.01, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing. This Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The interim condensed consolidated financial statements of MHS as of August 31, 2008 and for the three-month periods ended August 31, 2008 and 2007 are filed as Exhibit 99.1. The audited combined balance sheets of MHS as of May 31, 2008 and May 31, 2007 for the years then ended and the audited combined statements of operations and cash flows of MHS as of May 31, 2008, May 31, 2007 and May 31, 2006 for the years then ended were previously reported as part of Allscripts’ definitive proxy statement filed with the SEC on August 21, 2008 and, accordingly, are not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(b)	Pro forma financial information

The pro forma financial information as of August 31, 2008 and for the three months ended August 31, 2008 with respect to the Merger is filed as Exhibit 99.2. The pro forma financial information as of May 31, 2008 and for the twelve months ended May 31, 2008 with respect to the Merger was previously reported in Allscripts’ definitive proxy statement filed with the SEC on August 21, 2008 and, accordingly, is not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(d)	Exhibits.

The following exhibits are included with this Report:

Exhibit 99.1	MHS historical unaudited consolidated financial statements as of August 31, 2008 and for the three months ended August 31, 2008 and 2007.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements as of August 31, 2008 and for the three months ended August 31, 2008.

Exhibit 99.3	Non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: November 24, 2008	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	MHS historical unaudited consolidated financial statements as of August 31, 2008 and for the three months ended August 31, 2008 and 2007.

Exhibit 99.2	Unaudited pro forma condensed combined financial statements statements as of August 31, 2008 and for the three months ended August 31, 2008.

Exhibit 99.3	Non-GAAP summary quarterly information for each of the four quarters in the year ended May 31, 2008 and for the three months ended August 31, 2008, combining the results of operations of Allscripts and MHS.